SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)                   June 29, 2003
                                                    ----------------------------


                              POSITRON CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)



             Texas                      000-24902              76-0083622
------------------------------ -------------------------- ----------------------
 (State or Other Jurisdiction   (Commission File Number)    (I.R.S. Employer
       of Incorporation)                                   Identification No.)



  1304 Langham Creek Drive, Suite 300, Houston, Texas            77084
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       (Address of Principal Executive Offices)                (Zip Code)



                                 (281) 492-7100
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              (Registrant's Telephone Number, Including Area Code)



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          (Former Name or Former Address, if Changed Since Last Report)

ITEM 2.  ACQUISITIONS OR DISPOSITIONS OF ASSETS.

CANCELLATION OF $2,000,000 NOTE AND OTHER OBLIGATIONS IN EXCHANGE FOR SALE OF CARDIAC PET SOFTWARE TO GENERAL ELECTRIC COMPANY.

       On June 29, 2003 Positron Corporation (the "Company") entered into an agreement with General Electric Company, acting through its GE Medical Systems Division ("GE"), pursuant to which GE agreed to surrender for cancellation a $2,000,000 note, including all accrued interest, 9,000,000 shares of the Company's common stock and a warrant exercisable for 6,000,000 shares of the Company's common stock in exchange for the Company selling to GE cardiac PET software. The canceled note and surrendered common stock and warrant were originally issued to Imatron Inc. and were later acquired by GE when it acquired Imatron Inc. in 2001. In connection with the sale of assets, GE granted the Company a worldwide, perpetual, non-exclusive, royalty-free license to use the transferred cardiac Pet software. GE and the Company entered into a services agreement whereby GE will pay the Company to provide support to transition the software to GE. The amount of the consideration received by the Company for the sale of the technology was determined through negotiations between the parties and approved by the Company's board of directors. A copy of the press release announcing the transaction is attached as Exhibit 99.1 to this Report and is incorporated herein by reference.

DESCRIPTION OF RELATIONSHIP BETWEEN THE COMPANY AND IMATRON INC.

       In May 1998, the Company entered into an agreement with Imatron Inc. Pursuant to the agreement, Imatron acquired 9,000,000 shares of the Company's common stock on January 22, 1999, representing at that time, a majority ownership of the outstanding common stock of the Company on a fully-diluted and as-if-converted basis, excluding out-of-the-money warrants and options determined at that time. In exchange, the Company received from Imatron (a) nominal cash; (b) an immediate loan of up to $500,000 in working capital to assist the Company in meeting then current financial obligations; (c) an agreement that Imatron would undertake all reasonable efforts to have its affiliate, Imatron Japan, Inc. assist the Company in the sale of 10 POSICAM(TM) systems over the next three years; (d) an agreement that Imatron would help facilitate the recapitalization of the Company to support its re-entry into the medical imaging market by using its best efforts to arrange for additional third-party equity financing for the Company over an eighteen-month period in an aggregate amount of not less than $8,000,000; and (e) a new management team selected by Imatron. During the year ended December 31, 2001, Imatron loaned the Company $2,000,000. On December 19, 2001, Imatron was acquired by General Electric Company. General Electric Company is a competing manufacturer of PET imaging systems.

ITEM 5.  OTHER EVENTS.

       Effective May 15, 2003, Michael Golden resigned as the Company's Chief Financial Officer. Gary H. Brooks, the Company's Chief Executive Officer, will replace Mr. Golden and also serve as the Company's Chief Financial Officer until a successor is elected.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)    Financial Statements

Not required.

(b)    Pro Forma Financial Information

Pro forma financial information required with respect to the transactions described in Item 2 above will be filed by amendment to this Form 8-K within 60 days after the required filing date for this Form 8-K.

(c)    Exhibits.

              Exhibit 10.1  Technology  Purchase  Agreement  dated June 29, 2003
                            between  General   Electric   Company  and  Positron
                            Corporation

              Exhibit  10.2 Software  License  Agreement  dated  June  29,  2003
                            between  General   Electric   Company  and  Positron
                            Corporation

              Exhibit 10.3 Agreement for Services dated June 29, 2003 between General Electric Company and Positron Corporation

              Exhibit 99.1 Press Release dated July 9, 2003, entitled "Positron Announces Cancellation of Note and Other Obligations in Exchange for Sale of Cardiac Pet Software to General Electric Company; GE Licenses Technology Back to Positron."



                                   SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.


                                             POSITRON CORPORATION


Date: July 9, 2003                           By:  /s/ Gary H. Brooks
                                                  ------------------------------
                                                   Gary H. Brooks
                                                   Chief Executive Officer

                                  EXHIBIT INDEX


EXHIBIT NO.   DESCRIPTION                                               PAGE NO.
-----------   -----------                                               --------

  10.1        Technology  Purchase  Agreement dated June 27, 2003        10.1-1
              between  General   Electric  Company  and  Positron
              Corporation

  10.2        Software  License  Agreement  dated  June 27,  2003        10.2-1
              between  General   Electric  Company  and  Positron
              Corporation

  10.3        Agreement for Services  dated June 27, 2003 between        10.3-1
              General Electric Company and Positron Corporation

  99.1        Press   Release   dated  July  9,  2003,   entitled        99.1-1
              "Positron Announces  Cancellation of Note and Other
              Obligations  in  Exchange  for Sale of Cardiac  Pet
              Software to General Electric  Company;  GE Licenses
              Technology Back to Positron."